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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 of our report dated February 15, 2000 relating to the financial statements, which appears in Razorfish's Annual Report on Form 10-K/A for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



                                                      PricewaterhouseCoopers LLP

Boston, Massachusetts
May 15, 2002